Rule 497(e)
                                                               File No.  2-89550

                          FutureFunds Series Account of
                   Great-West Life & Annuity Insurance Company

                           Effective December 2, 2002

On page 7 of the prospectus under the heading "Eligible Fund Annual Expenses," please delete the disclosure provided regarding the INVESCO Dynamics Fund and replace with the following:

                                                                      Total
Eligible Fund                          Management      Other      Eligible Fund
                                          Fees        Expenses      expenses
INVESCO Dynamics                         0.46%         0.77%          1.23%

On page 9, under the heading "Examples," please delete the disclosure provided regarding the INVESCO Dynamics Fund and replace with the following:

If you make a total withdrawal at the end of the applicable time period, you would pay the following expense on a $1,000 investment, assuming a 5% annual return on assets and an assessment of the maximum mortality and expense risk charge that is assessed as a daily deduction from the Investment Divisions and Contingent Deferred Sales Charge under any Group Contract:

Investment Division      1 Year         3 Year        5 Year         10 Year
-------------------      ------         ------        ------         -------
INVESCO Dynamics         $85.92         $143.64       $209.95        $360.28

On page 10, under the heading "Examples," please delete the disclosure provided regarding the INVESCO Dynamics Fund and replace with the following:

If you continue your interest under the Group contract, or if you elect to take annuity payments, at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and an assessment of the maximum mortality and expense risk charge that is assessed as a daily deduction from the Investment Divisions:

Investment Division     1 Year         3 Year        5 Year         10 Year
-------------------     ------         ------        ------         -------
INVESCO Dynamics         $25.92        $83.64        $149.95        $360.28

On page 15, under the heading "INVESCO Stock Funds, Inc.," please delete the disclosure provided regarding the INVESCO Dynamics Fund and replace with the following:

INVESCO Dynamics Fund seeks long-term capital growth. It normally invests at least 65% of its net assets in common stocks of mid-sized companies which are defined as companies that are included in the Russell MidCap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. The Fund also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other facts that INVESCO believes will lead to rapid sales or earnings growth. The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently. While the Fund generally invests in mid-sized companies, it sometimes invests in securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of the Fund shares tend to fluctuate more than it would if the Fund invested in the securities of larger companies.

                      Please keep this supplement for future reference.